Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB (the “Annual Report”) of China Sky One Medical Inc. (the “Registrant”) for the fiscal year ended December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof, I, Han Xiao-Yan, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

By:	/s/ Han Xiao-Yan
Han Xiao-Yan Chief Financial Officer (Principal Financial and Accounting Officer) Dated this 31st day of March, 2008